SKYBRIDGE G II FUND LLC

527 Madison Avenue, 16th Floor
New York, NY 10022
(212) 485-3100

SUPPLEMENT DATED MAY 2, 2018

TO THE PROSPECTUS DATED JULY 31, 2017

This Supplement modifies the Prospectus dated July 31, 2017 for SkyBridge G II Fund LLC (the “Company”).  Capitalized terms used herein and not otherwise defined in the Supplement have the meanings given in the Prospectus.

On April 30, 2018, SkyBridge Capital II, LLC (“SkyBridge”), the Investment Adviser to the Company, and HNA Capital (U.S.) Holding LLC (“HNA Capital U.S.”) announced that the two parties have mutually agreed not to pursue their previously announced transaction (“the Transaction”).  The Transaction had originally contemplated an agreement to sell a majority ownership interest in SkyBridge and Hastings Capital Group LLC, the principal underwriter of the Company’s shares (“Hastings”) to HNA Capital U.S. and RON Transatlantic EG (“RON Transatlantic”).  RON Transatlantic is a current minority owner of SkyBridge and will remain so at this time.

In anticipation of the Transaction the board of directors of the Company sought shareholder approval last year of a “new” investment advisory agreement with SkyBridge.  Shareholder approval was received on June 1, 2017, contingent on closing the Transaction.

Because the Transaction will not go forward, SkyBridge continues to serve as investment adviser to the Company pursuant to the current Investment Advisory Agreement.

SkyBridge continues to be led by its current senior management team, including portfolio managers Raymond Nolte and Troy Gayeski.  There are no changes in investment personnel.  SkyBridge founder, Anthony Scaramucci, will be returning as co-managing partner, with a focus on the firm’s strategic planning and marketing efforts.

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Please read this Supplement carefully and retain it for your records along with the Prospectus.